Exhibit 10.72
ASSUMPTION AGREEMENT
THIS ASSUMPTION AGREEMENT (this “Agreement”) dated as of November 19, 2007, is made by and among G M Oil Properties, Inc., an Oklahoma corporation (“GM Oil”), Rio Vista Penny LLC, an Oklahoma limited liability company (“Penny”), TCW Asset Management Company, as administrative agent (“Administrative Agent”), and the holders party to the Note Purchase Agreement described below (“Holders”).
WITNESSETH THAT:
WHEREAS, GM Oil has issued and sold to Holders those certain promissory notes dated as of August 29, 2005, payable to the order of Holders, in the aggregate original principal amount of $30,000,000 (the “Notes”), the payment of which Notes is secured by the documents listed in Exhibit A attached hereto and made a part hereof (the “Security Documents”), covering certain real and personal property described therein (the “Mortgaged Property”), reference being here made to the Note Purchase Agreement (as hereinafter defined) and the Security Documents and the record thereof for all purposes and for the meaning as set forth therein of all capitalized terms used in this Agreement and not otherwise defined herein (the foregoing documents and all other documents executed by GM Oil and/or any other party or parties evidencing or securing or otherwise in connection with the loans evidenced by the Notes being herein collectively called the “Note Documents”);
WHEREAS, the Notes were issued and sold pursuant to that certain Note Purchase Agreement dated as of August 29, 2005 (as amended, supplemented or restated, the “Note Purchase Agreement”), by and among GM Oil, Administrative Agent, and Holders;
WHEREAS, certain of the Note Documents provide that the indebtedness secured thereby may, at the option of the holders thereof, be accelerated if any or all of the Mortgaged Property is sold or conveyed without the consent of Holders;
WHEREAS, GM Oil and Penny entered into that certain Asset Purchase Agreement dated as of October 1, 2007, as amended by that certain Amendment to Asset Purchase Agreement dated of even date herewith between GM Oil and Penny (as so amended, the “Asset Purchase Agreement”), wherein GM Oil agreed to convey all of the Mortgaged Property to Penny and Penny agreed to assume all indebtedness and obligations owing by GM Oil under the Note Documents as set forth therein;
WHEREAS, Holders have been requested to consent to the conveyance of the Mortgaged Property to Penny and Holders are willing to so consent upon compliance with the terms and provisions of this Agreement;
WHEREAS, Defaults and Events of Defaults now exist and are continuing under the Note Purchase Agreement; and
WHEREAS, Holders are the owners and holders of the Notes, and Penny is contemporaneously herewith becoming the owner of the legal and equitable title to the Mortgaged Property;
[ASSUMPTION AGREEMENT]

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Holders hereby consent to the above described conveyance of the Mortgaged Property upon the terms and conditions set forth in the Asset Purchase Agreement, subject to the liens, security interests and assignments created by the Security Documents and waives their option to accelerate as provided in certain of the Note Documents arising in respect of such conveyance, without prejudice to its rights with respect to any future conveyance of said property or any interest therein.
2. Penny hereby assumes and promises to pay according to the terms thereof all Obligations and also assumes and promises to keep and perform all other covenants and obligations in the Note Purchase Agreement to be performed by the borrower thereunder, and all other obligations of the maker of the Notes under any and all other Note Documents.
3. Holders hereby agree that GM Oil shall have no obligation or liability under the Note Documents from and after the date of this Agreement.
4. Penny and GM Oil have requested that Administrative Agent and Holders waive the Designated Defaults (defined below), and Administrative Agent and Holders have agreed to do so on the terms set forth herein. Accordingly, subject to the conditions and limitations set forth herein, and the agreements of Penny and GM Oil contained herein, Administrative Agent and Holders hereby waive the Designated Defaults; provided that such waiver (a) shall not be deemed or construed as a waiver of the obligation of Penny to pay the amounts due described in clauses (a) and (b) of the definition of Designated Defaults, and (b) Penny shall pay all accrued and unpaid interest that was due and payable on September 27, 2007 in the amount of $590,868.06 on or before November 21, 2007.
As used in this Section 4, “Designated Defaults” means the following Defaults or Events of Default that have occurred as of the date of this Agreement and are continuing under the Note Purchase Agreement:
(a) On the Quarterly Payment Date of June 28, 2007, GM Oil failed to pay the Minimum Scheduled Quarterly Principal Payment, as required by Section 2.8 of the Note Purchase Agreement.
(b) On the Quarterly Payment Date of September 27, 2007, GM Oil failed to pay the Minimum Scheduled Quarterly Principal Payment, together with all accrued and unpaid interest, as required by Section 2.8 of the Note Purchase Agreement.
(c) GM Oil failed to deliver to Holder Parties a semi-annual Engineering Report, effective as of May 1, 2007, prior to June 1, 2007, as required by Section 7.2(i) of the Note Purchase Agreement.
(d) GM Oil’s failure to comply with Section 7.4(b) of the Note Purchase Agreement by notifying each Holder Party in writing of the occurrence of the above Defaults or Events of Default under the Note Purchase Agreement.
[ASSUMPTION AGREEMENT]

(e) The acquisition and ownership by Penny Petroleum Corporation, an Oklahoma corporation, and GO, LLC, an Oklahoma limited liability company, of interests in the Project Area and their failure to transfer or convey such interests to GM Oil.
(f) The acquisition and ownership by Concorde Resource Corp., an Oklahoma corporation, of interests in the Project Area and its failure to transfer or convey such interests to GM Oil.
5. Penny hereby represents and warrants that (a) Penny, upon the consummation of the transfer set forth in the Asset Purchase Agreement, is the sole legal and beneficial owner of the Mortgaged Property; (b) Penny is a limited liability company that is duly organized and legally existing in good standing under the laws of the State of Oklahoma; (c) the execution and delivery of, and performance under this Agreement are within Penny’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of the powers of Penny’s certificate of limited liability company, operating agreement, or other company papers; (d) this Agreement constitutes the legal, valid and binding obligation of Penny enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by Penny do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which Penny is a party or by which Penny or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Penny is subject; and (f) there exists no uncured Default or Event of Default under the Notes, the Note Purchase Agreement, or any other Note Document (other than the Designated Defaults). Penny agrees to indemnify and hold each Holder Party harmless against any loss, claim, damage, liability or expense (including without limitation attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.
6. GM Oil hereby represents and warrants that (a) GM Oil, prior to the transfer set forth in the Asset Purchase Agreement, is the sole legal and beneficial owner of the Mortgaged Property; (b) GM Oil is a corporation duly incorporated and legally existing under the laws of the State of Oklahoma; (c) the execution and delivery of, and performance under this Agreement are within GM Oil’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of the powers of GM Oil’s articles of incorporation, by-laws or other corporate papers; (d) this Agreement constitutes the legal, valid and binding obligation of GM Oil enforceable in accordance with its terms; (e) the execution and delivery of this Agreement by GM Oil do not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract, agreement or undertaking to which GM Oil is a party or by which GM Oil or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which GM Oil is subject; and (f) there exists no uncured Default or Event of Default under the Notes, the Note Purchase Agreement, or any other Note Document (other than the Designated Defaults). GM Oil agrees to indemnify and hold each Holder Party harmless against any loss, claim, damage, liability or expense (including without limitation attorneys’ fees) incurred as a result of any representation or warranty made by it herein proving to be untrue in any respect.
[ASSUMPTION AGREEMENT]

7. Penny or GM Oil, as appropriate, upon request from Administrative Agent, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the Liens and security interests intended to secure the payment of the Loans evidenced by the Notes.
8. If Penny shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein by Penny is false, misleading or erroneous in any material respect, it shall constitute an Event of Default under the Note Purchase Agreement and Holder Parties shall be entitled at their option to exercise any and all of their respective rights and remedies granted pursuant to the Security Documents or any other Note Document or which any Holder Party may otherwise be entitled, whether at law or in equity. If GM Oil shall fail to keep or perform any of its covenants or agreements contained herein or if any statement, representation or warranty contained herein by GM Oil is false, misleading or erroneous in any material respect, the release of GM Oil contained in Section 3 hereof shall be null and void and of no further force or effect.
9. The Notes and the other Note Documents are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Note Documents remain unchanged and continue, unabated, in full force and effect, Penny’s obligation to repay the Notes and the other Obligations.
10. Penny and GM Oil each hereby acknowledges that the liens, security interests and assignments created and evidenced by the Security Documents are valid and subsisting.
11.  Release of Claims. To induce Holder Parties to enter into this Agreement, Penny and GM Oil each hereby (a) represents and warrants that as of the date of this Agreement there are no claims or offsets against or defenses or counterclaims to its obligations under the Note Documents, and waives any and all such claims, offsets, defenses, or counterclaims, whether known or unknown, arising prior to the date of this Agreement, (b) releases and forever discharges the Released Persons from any and all Released Claims, and (c) covenants not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Released Person. Penny and GM Oil acknowledge and agree that such release is a general release of any and all Released Claims that constitutes a full and complete satisfaction for all or any alleged injuries or damages arising out of or in connection with the Released Claims, all of which are herein compromised and settled.
[ASSUMPTION AGREEMENT]

As used in this Section 11, the following terms shall have the following meanings:
“Released Claims” means any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, controversies, liabilities, obligations, damages and expenses of any and every character (whether known or unknown, liquidated or unliquidated, absolute or contingent, acknowledged or disputed, direct or indirect), at law or in equity, of whatsoever kind or nature (including without limitation claims of usury), whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Persons prior to and including the date hereof that in any way directly or indirectly arise out of or in any way are connected to (a) any of the Note Documents or any default or event of default thereunder, (b) any negotiation, discussion, enforcement action, agreement or failure to agree related to any Note Document or any default or event of default thereunder, or (c) any action, event, occurrence, or omission otherwise related to the rights, duties, obligations and relationships among the various Related Parties and Seller Parties.
“Released Persons” means Administrative Agent, Holders, and Royalty Owner, together with their respective employees, agents, attorneys, officers, partners, shareholders, accountants, consultants, and directors, and their respective successors and assigns.
12. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements. No modification of this Agreement, or any waiver of rights hereunder, shall be effective unless made by supplemental agreement, in writing, executed by the parties hereto. This Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.
13. All notices, requests, consents, demands and other communications required or permitted under this Agreement or any Note Document shall be in writing, unless otherwise specifically provided in such Note Document, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy or telex, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to the parties hereto at their respective addresses set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery during normal business hours at the address provided herein, (b) in the case of telecopy or telex, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail.

If to GM Oil:	G M Oil Properties, Inc.
111 S. Main Street
Eufaula, Oklahoma 74432
Attention: Bill O. Wood
Facsimile: (325) 672-8947

If to Penny:	Rio Vista Penny LLC
2121 Rosecrans Avenue, Suite 3355
El Segundo, California 90245
Attn.: Ian Bothwell Facsimile: (310) 563-6255
[ASSUMPTION AGREEMENT]

If to Administrative
Agent or Holders:	TCW Asset Management Company
333 Clay Street, Suite 4150
Houston, TX 77002
Attention: Patrick Hickey
Facsimile: (713) 615-7460

With copies to:	TCW Asset Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017
Attention: R. Blair Thomas Facsimile: (213) 244-0604
14. Penny hereby acknowledges that the execution of this Agreement by Administrative Agent and Holders is not intended nor shall it be construed as (i) an actual or implied waiver of any subsequent default under the Notes, the Note Purchase Agreement or any other Note Document or (ii) an actual or implied waiver of any condition or obligation imposed upon Penny pursuant to the Notes, the Note Purchase Agreement or any other Note Document, except to the extent expressly set forth herein.
15. Upon execution of this Agreement, Penny shall deliver to Administrative Agent in form and substance satisfactory to Administrative Agent, an opinion of counsel to Penny stating that this Agreement is valid and binding upon Penny and enforceable in accordance with its terms.
16. Contemporaneously with the execution and delivery hereof, Penny shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation fees and expenses of legal counsel to Administrative Agent and recording fees.
17. All representations, warranties, covenants and agreements of Penny and GM Oil herein shall survive the execution and delivery of this Agreement and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Penny or GM Oil hereunder or under the Note Purchase Agreement to Administrative Agent or Holders shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Penny or GM Oil, as applicable, under this Agreement and under the Note Purchase Agreement.
18. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. This Agreement may be validly executed by facsimile or other electronic transmission.
19. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition or provision herein contained.
[ASSUMPTION AGREEMENT]

20. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.
21. Each of GM Oil and Penny represents and warrants to Administrative Agent and each Holder that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Agreement shall not be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement.
22. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York.
23. This Agreement is a Note Document, and all provisions in the Note Purchase Agreement pertaining to Note Documents apply hereto.
24. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.
25. This written Agreement and the other Note Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of page intentionally left blank.]
[ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

GM OIL: GM OIL PROPERTIES, INC.
By:	/s/ Bill O. Wood
Bill O. Wood
Chief Executive Officer

PENNY: RIO VISTA PENNY LLC
By:	/s/ Ian Bothwell
Ian Bothwell
Manager

ADMINISTRATIVE AGENT: TCW ASSET MANAGEMENT COMPANY, Administrative Agent
By:
Name:
Title

By:
Name:
Title

[ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

GM OIL: G M OIL PROPERTIES, INC.
By:	/s/ Bill O. Wood
Bill O. Wood
Chief Executive Officer

PENNY: RIO VISTA PENNY LLC
By:	/s/ Ian Botwell
Ian Botwell Manager

ADMINISTRATIVE AGENT: TCW ASSET MANAGEMENT COMPANY, Administrative Agent
By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ [ILLEGIBLE]
Name:
Title:
[ASSUMPTION AGREEMENT]

HOLDERS:

TCW ENERGY FUND X — NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

		By:	/s/ [ILLEGIBLE]
Name:
Title:

		By:	/s/ [ILLEGIBLE]
Name:
Title:

TCW ENERGY FUND XB — NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

		By:	/s/ [ILLEGIBLE]
Name:
Title:

		By:	/s/ [ILLEGIBLE]
Name:
Title:
[ASSUMPTION AGREEMENT]

TCW ENERGY FUND XC — NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

		By:	/s/ [ILLEGIBLE]
Name:
Title:

		By:	/s/ [ILLEGIBLE]
Name:
Title:

TCW ENERGY FUND XD — NL, L.P., a California limited partnership

By:	TCW (ENERGY X) LLC, its General Partner:

	By:	TCW Asset Management Company, its Managing Member

		By:	/s/ [ILLEGIBLE]
Name:
Title:

		By:	/s/ [ILLEGIBLE]
Name:
Title:
[ASSUMPTION AGREEMENT]

TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 3, 2003 among Ensign Peak Advisors, Inc., TCW Asset Management Company and Trust Company of the West, a California trust company, as Sub-Custodian

By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ [ILLEGIBLE]
Name:
Title:

TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of December 11, 2003 among Harry L. Bradley, Jr. Partition Trust, Harry L. Bradley, Jr. Trust, Jane Bradley Uihlien Pettit Partition Trust, Jane Bradley Uihlien Trust, TCW Asset Management Company and Trust Company of the West, a California trust company, as Sub-Custodian

By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ [ILLEGIBLE]
Name:
Title:

[ASSUMPTION AGREEMENT]

TCW ASSET MANAGEMENT COMPANY, a California corporation, as Investment Manager under the Amended and Restated Investment Management and Custody Agreement dated as of March 18, 2004 among ING Life Insurance and Annuity Company, TCW Asset Management Company and Trust Company of the West, a California trust company, as Sub-Custodian

By:	/s/ [ILLEGIBLE]
Name:
Title:

By:	/s/ [ILLEGIBLE]
Name:
Title:

[ASSUMPTION AGREEMENT]

EXHIBIT A
SECURITY SCHEDULE
Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated as of August 29, 2005 by GM Oil in favor of Administrative Agent, as amended or supplemented.
Security Agreement dated as of August 29, 2005 executed by GM Oil in favor of Administrative Agent, as secured party, as amended or supplemented.
Pledge Agreement dated as of August 29, 2005 executed by GM Oil in favor of Administrative Agent, as secured party, as amended or supplemented.
[ASSUMPTION AGREEMENT]